                                      SUBLEASE

                                    (AU #90267)

                                   By and Between

                               WELLS FARGO BANK, N.A.

                                        and

                                   SCRIPPS BANK,
                          a California banking corporation

                            Subleased Premises Known As

                                 7733 Girard Avenue
                             La Jolla, California 92037

                              Dated: February 17, 1999

                                 TABLE OF CONTENTS

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                                                                         Page
1.   Basic Sublease Provisions; Definitions. . . . . . . . . . . . . . . . . 2
     1.1   Building. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     1.2   Subleased Premises. . . . . . . . . . . . . . . . . . . . . . . . 2
     1.3   Area of Subleased Premises. . . . . . . . . . . . . . . . . . . . 2
     1.4   Subtenant's Percentage Share. . . . . . . . . . . . . . . . . . . 2
     1.5   Sublease Term . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     1.6   Rent Commencement Date. . . . . . . . . . . . . . . . . . . . . . 2
     1.7   Basic Monthly Rent. . . . . . . . . . . . . . . . . . . . . . . . 2
     1.8   Rental Adjustment(s). . . . . . . . . . . . . . . . . . . . . . . 2
     1.9   Permitted Use . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     1.10  Late Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     1.11  Acceptance of Subleased Premises. . . . . . . . . . . . . . . . . 3
     1.12  Address for Payment of Rent and Notices . . . . . . . . . . . . . 4
     1.13  Security Deposit. . . . . . . . . . . . . . . . . . . . . . . . . 4
     1.14  Parking . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     1.15  Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     1.16  Tax ID Form . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     1.17  Option(s) to Extend . . . . . . . . . . . . . . . . . . . . . . . 4
     1.18  Tenant Improvement Allowance. . . . . . . . . . . . . . . . . . . 4

2.   Demise; Conditions. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     2.1   Demise. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     2.2   Conditions Precedent. . . . . . . . . . . . . . . . . . . . . . . 5
     2.3   Failure of Conditions . . . . . . . . . . . . . . . . . . . . . . 6
     2.4   Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . 7

3.   Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     3.1   Incorporation by Reference; Assumption. . . . . . . . . . . . . . 7
     3.2   Assumption of Lease Obligations . . . . . . . . . . . . . . . . . 7
     3.3   No Assumption by Sublandlord. . . . . . . . . . . . . . . . . . . 7
     3.4   Performance Directly to Landlord. . . . . . . . . . . . . . . . . 8
     3.5   Landlord Default; Consents. . . . . . . . . . . . . . . . . . . . 8
     3.6   Termination of Lease. . . . . . . . . . . . . . . . . . . . . . . 8

4.   Covenant of Quiet Enjoyment . . . . . . . . . . . . . . . . . . . . . . 8

5.   Hazardous Substances. . . . . . . . . . . . . . . . . . . . . . . . . . 8
     5.1   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     5.2   Compliance with Environmental Laws. . . . . . . . . . . . . . . . 9
     5.3   Response to Environmental Claims. . . . . . . . . . . . . . . . . 9
     5.4   Environmental Reports . . . . . . . . . . . . . . . . . . . . . . 9
     5.5   Notification of Asbestos. . . . . . . . . . . . . . . . . . . . . 9

                                       i

6.   Artwork . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

7.   Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

8.   Attorneys' Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

9.   No Encumbrance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

10.  Assignment and Subletting . . . . . . . . . . . . . . . . . . . . . . .11
     10.1  Restriction on Assignment and Subletting. . . . . . . . . . . . .11
     10.2  Determining Factors . . . . . . . . . . . . . . . . . . . . . . .12
     10.3  Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     10.4  Profit Sharing. . . . . . . . . . . . . . . . . . . . . . . . . .12

11.  Alterations; Signs. . . . . . . . . . . . . . . . . . . . . . . . . . .13
     11.1  Alterations and Improvements by Subtenant . . . . . . . . . . . .13
     11.2  Signs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     11.3  Disposition on Termination. . . . . . . . . . . . . . . . . . . .13

12.  Removal of Personal Property. . . . . . . . . . . . . . . . . . . . . .14

13.  Holding Over. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

14.  Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

15.  Maintenance and Repairs . . . . . . . . . . . . . . . . . . . . . . . .14

16.  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
     16.1  Coverage. . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     16.2  Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     16.3  Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     16.4  Primary Coverage. . . . . . . . . . . . . . . . . . . . . . . . .15

17.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . .15

18.  Remedies of Sublandlord on Default. . . . . . . . . . . . . . . . . . .16
     18.1  Termination of Sublease . . . . . . . . . . . . . . . . . . . . .16
     18.2  Continue Sublease in Effect . . . . . . . . . . . . . . . . . . .17
     18.3  Other Remedies. . . . . . . . . . . . . . . . . . . . . . . . . .17

19.  Estoppel Certificates . . . . . . . . . . . . . . . . . . . . . . . . .18
     19.1  Obligation to Provide . . . . . . . . . . . . . . . . . . . . . .18
     19.2  Failure to Provide. . . . . . . . . . . . . . . . . . . . . . . .18
     19.3  Financial Information . . . . . . . . . . . . . . . . . . . . . .18

20.  Real Estate Brokers . . . . . . . . . . . . . . . . . . . . . . . . . .18

21.  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

                                      ii

     21.1  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . .18
     21.2  Construction. . . . . . . . . . . . . . . . . . . . . . . . . . .18
     21.3  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
     21.4  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . .19
     21.5  Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
     21.6  Waiver of Trial by Jury . . . . . . . . . . . . . . . . . . . . .19
     21.7  Prohibition on Solicitation of Sublandlord's Customers. . . . . .19
     21.8  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . .19

EXHIBITS

EXHIBIT A  LEASE
EXHIBIT B  DRAWING OF SUBLEASED PREMISES
EXHIBIT C  TAX ID FORM
EXHIBIT D  ENVIRONMENTAL REPORT
EXHIBIT E  SUBTENANT'S WORK

                    SUBTENANT HAS NO RIGHTS OF ACCESS OR RIGHTS
                  OF POSSESSION TO THE SUBLEASED PREMISES PRIOR TO
                      THE COMMENCEMENT DATE OF MARCH 1, 1999.

                                      SUBLEASE

                                    (AU #90267)

     THIS SUBLEASE, dated as of February 17, 1999, is entered into by and between WELLS FARGO BANK, N.A., a national banking association ("Sublandlord") and SCRIPPS BANK, a California banking corporation ("Subtenant").

                                       RECITALS

     A. John Rabusha, a married man, as his separate property, as predecessor in interest to the John Rabusha Trust created under the Will of John Rabusha, as predecessor in interest to the Harbushka Family Partnership following the death of Margaret M. Rabusha, income beneficiary of the John Rabusha Trust, as "Lessor", and Sublandlord, as successor in interest by merger to First Interstate Bank of California, a California corporation, as successor in interest by merger to San Diego Trust & Savings Bank, a California corporation, as "Lessee", entered into a written lease dated November 1, 1961, a copy of which is attached hereto as Exhibit A-1 ("Lease 1") covering premises described in Paragraph 1 of Lease 1.

     B. Earl Gerald Gildea and Thena Pearce Gildea, as "Lessors" and Sublandlord, as successor in interest by merger to First Interstate Bank of California, a California corporation, as successor in interest by merger to San Diego Trust & Savings Bank, a California corporation, as "Lessee", entered into a written lease dated November 1, 1961, a copy of which is attached hereto as Exhibit A-2 ("Lease 2") covering premises described in Paragraph 1 of Lease 2.

     C. Harold J. Gildea, as Trustee under the Trust Agreement dated December 28, 1966, as successor in interest to Harold J. Gildea and Marguerite E.
Gildea, as "Lessors" and Sublandlord, as successor in interest by merger to First Interstate Bank of California, a California corporation, as successor in interest by merger to San Diego Trust & Savings Bank, a California corporation, as "Lessee", entered into a written lease dated October 23, 1961, a copy of which is attached hereto as Exhibit A-3 ("Lease 3"; Lease 1, Lease 2, and Lease 3 are collectively referred to herein as the "Lease") covering premises described in Paragraph 1 of Lease 3.

     D. The Lessor and Lessors described above shall collectively be referred to hereinafter as the "Landlord".

     E. Subtenant desires to sublet all the premises described in Paragraph 1 of the Lease from Sublandlord on the terms and conditions contained in this Sublease.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, Sublandlord and Subtenant agree as follows:


                                          1.

     1.    BASIC SUBLEASE PROVISIONS; DEFINITIONS.

           1.1   BUILDING:      7733                 Girard        Avenue
                                La Jolla, California 92037

           1.2 SUBLEASED PREMISES: The Subleased Premises is the entire premises, including the parking lot contained therein, leased to Sublandlord under the Lease as depicted on EXHIBIT B hereto.

           1.3 AREA OF SUBLEASED PREMISES: Approximately six thousand nine hundred one (6,901) square feet; of which five thousand five hundred ninety-two (5,592) square feet are located on the first floor of the Building ("Ground Floor") and one thousand three hundred nine (1,309) square feet are located on the second floor of the Building ("Second Floor"). In the event of any discrepancy between the square footage set forth in the Lease and the square footage set forth herein, this SUBPARAGRAPH 1.3 shall govern.

           1.4 SUBTENANT'S PERCENTAGE SHARE: Subtenant will pay one hundred percent (100%) of all operating expenses and taxes and assessments payable by Sublandlord under the Lease ("Operating Expenses and Taxes").

           1.5 SUBLEASE TERM: Twenty-Seven (27) years and eight (8) months commencing on March 1, 1999 ("Commencement Date") and ending, unless earlier terminated pursuant to the terms hereof, on October 31, 2026.

           1.6 RENT COMMENCEMENT DATE: Ninety (90) days following the Commencement Date.

           1.7 BASIC MONTHLY RENT: Subtenant covenants and agrees to pay Sublandlord Basic Monthly Rent in the amount of Thirteen Thousand Eight Hundred Ninety-one and No/100 Dollars ($13,891.00) comprised of Twelve Thousand Five Hundred Eighty-two and No/100 Dollars ($12,582.00) for the Ground Floor of the Subleased Premises and One Thousand Three Hundred Nine and No/100 Dollars ($1,309.00) for the Second Floor of the Subleased Premises, subject to adjustment in accordance with SUBPARAGRAPH 1.8 below. All rent must be paid without demand, deduction, set-off or counter claim, in advance, on the first day of each calendar month during the Sublease Term, and in the event of a partial rental month, rent will be prorated on the basis of a thirty (30) day month.

           1.8 RENTAL ADJUSTMENT(S): On the first day of the thirtieth (30th) calendar month after the Commencement Date and on every thirty (30) month anniversary thereafter, the Basic Monthly Rent then in effect shall be increased by eight percent (8%).

           1.9 PERMITTED USE: Subtenant shall use the Subleased Premises in accordance with the terms and conditions of the Lease and this Sublease.

           1.10 LATE CHARGES: The parties agree that late payments by Subtenant to Sublandlord of rent will cause Sublandlord to incur costs not contemplated by this Sublease, the amount of which is extremely difficult to ascertain. Therefore, the parties agree that if any installment of Basic Monthly Rent or Operating Expenses and Taxes is not received by

                                          2.

Sublandlord within ten (10) days after the date due, Subtenant will pay to Sublandlord a late charge equal to five percent (5%) of the late payment. Interest on any amounts payable by Subtenant under this Sublease shall accrue at the rate of twelve percent (12%) per annum from the date delinquent until paid in full.

           1.11 ACCEPTANCE OF SUBLEASED PREMISES: Subtenant agrees to accept the Subleased Premises in an "as is" condition. Without limiting the foregoing, Subtenant's rights in the Subleased Premises are subject to all local, state and federal laws, regulations and ordinances governing and regulating the use and occupancy of the Subleased Premises and subject to all matters now or hereafter of record. Subtenant acknowledges that neither Sublandlord nor Sublandlord's agent has made any representation or warranty as to:

                 (i) the present or future suitability of the Subleased Premises for the conduct of Subtenant's business;

                 (ii)  the physical condition of the Subleased Premises;

                 (iii) the expenses of operation of the Subleased Premises;

                 (iv) the safety of the Subleased Premises, whether for the use of Subtenant or any other person, including Subtenant's employees, agents, invitees or customers;

                 (v) the compliance of the Subleased Premises with any applicable laws, regulations or ordinances; or

                 (vi) any other matter or thing affecting or related to the Subleased Premises

     Subtenant acknowledges that no rights, easements or licenses are acquired by Subtenant by implication or otherwise except as expressly set forth herein. Subtenant will, prior to delivery of possession of the Subleased Premises, inspect the Subleased Premises and become thoroughly acquainted with their condition. Subtenant acknowledges that the taking of possession of the Subleased Premises by Subtenant will be conclusive evidence that the Subleased Premises were in good and satisfactory condition at the time such possession was taken. Subtenant specifically agrees that, except as specifically provided by laws in force as of the date hereof, Sublandlord has no duty to make any disclosures concerning the condition of the Building and the Subleased Premises and/or the fitness of the Building and the Subleased Premises for Subtenant's intended use and Subtenant expressly waives any duty which Sublandlord might have to make any such disclosures. Subtenant further agrees that, in the event Subtenant subleases all or any portion of the Subleased Premises, Subtenant will indemnify and defend Sublandlord (in accordance with PARAGRAPH 7 hereof) for, from and against any matters which arise as a result of Subtenant's failure to disclose any relevant information about the Building or the Subleased Premises to any subtenant or assignee. Subtenant will comply with all laws and regulations relating to the use or occupancy of the Subleased Premises and to the common areas, including, without limitation, making structural alterations or providing auxiliary aids and services to the Subleased Premises as required by the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 ET SEQ. (the "ADA"). Subtenant further agrees that all telephone and other communication installation and use requirements will be compatible with the Building and


                                          3.

that Subtenant will be solely responsible for all of its telephone and communication installation and usage costs.

          1.12  ADDRESS FOR PAYMENT OF RENT AND NOTICES:

                Sublandlord:

                Wells Fargo Bank, N.A.
                Corporate Properties Group
                333 So. Grand Avenue, Suite 700
                Mac# 2064-072
                Los Angeles, CA 90071
                Attn:  Asset Manager

                with a copy of all legal notices to:

                Wells Fargo Bank, N.A.
                Corporate Properties Group
                333 S. Grand Avenue, Suite 700
                Mac# 2064-079
                Los Angeles, California 90071
                Attn:  Real Estate Manager

                Subtenant:

                Scripps Bank
                7817 Ivanhoe Avenue
                La Jolla, California 92037
                Attn: Ms. Linda Ahlswede-Cox

          1.13  SECURITY DEPOSIT: None.

          1.14 PARKING: Subtenant shall have all of the rights and obligations with respect to parking as Sublandlord has under the Lease, if any.

          1.15 BROKERS: The "Sublandlord's Broker" is Retail Insite and the "Subtenant's Broker" is Capital Growth Properties, Inc. Sublandlord shall pay a brokers commission in connection with this Sublease in accordance with PARAGRAPH 20 hereof. Sublandlord's Broker and Subtenant's Broker are collectively referred to in this Sublease as "Brokers."

          1.16 TAX ID FORM: Attached hereto as EXHIBIT C is a Tax ID form to be completed and executed by Subtenant concurrently herewith.

          1.17  OPTION(S) TO EXTEND: None.

          1.18 TENANT IMPROVEMENT ALLOWANCE: Sublandlord shall provide a tenant improvement allowance to Subtenant in the amount of One Hundred Three Thousand Five Hundred Fifteen and No/100 Dollars ($103,515.00) (the "Allowance"), which may be utilized for the purpose of constructing and installing Subtenant's improvements in the Subleased Premises and removing any asbestos disclosed in the Environmental Reports (as defined in SUBPARAGRAPH 5.4 below), which shall include, but not be limited to, the categories of work listed on EXHIBIT E attached hereto ("Subtenant's Work"). Subtenant's Work shall be completed in accordance with PARAGRAPH 11 of this Sublease and ARTICLE 5 of the Lease. Prior to the commencement of any of Subtenant's Work at the Subleased Premises, Subtenant shall submit to


                                          4.

Sublandlord plans and specifications for the improvements to be installed in the Subleased Premises which plans and specifications shall be subject to Sublandlord's approval, which approval shall not be unreasonably withheld or delayed, and to Landlord's approval pursuant to ARTICLE 5 of the Lease. Notwithstanding the foregoing, Sublandlord shall respond to Subtenant's request for approval of Subtenant's plans and specifications within fifteen (15) days of Sublandlord's receipt of Subtenant's complete plans and specifications. Sublandlord shall reimburse Subtenant for the cost of Subtenant's Work within thirty (30) days following Sublandlord's receipt of Subtenant's request therefor, up to the maximum amount of the Allowance; provided, however, Sublandlord also receives with such request: (a) copies of all invoices for the cost of constructing Subtenant's Work; and (b) mechanic's lien and stop notice claim releases in a form reasonably acceptable to Sublandlord (which shall be unconditional for prior requests and may be conditional for the current month's request). Subtenant shall make no more than three (3) requests to Sublandlord for disbursement of the Allowance.

     2.   DEMISE; CONDITIONS.

          2.1 DEMISE. Sublandlord hereby subleases to Subtenant and Subtenant hereby hires from Sublandlord the Subleased Premises for the Sublease Term, subject to the terms, covenants and conditions set forth herein. Subtenant covenants that, as a material part of the consideration for this Sublease, it shall keep and perform each and all of such terms, covenants and conditions by it to be kept and performed, and that this Sublease is made upon the condition of such performance. Subtenant acknowledges that Sublandlord's obligation to perform services, provide utilities, make repairs and carry insurance shall be satisfied only to the extent that the Landlord under the Lease satisfies those same obligations. Subtenant assumes and agrees to perform the tenant's obligations under the Lease during the Sublease Term to the extent such obligations are applicable to the Subleased Premises, except to the extent specifically contradicted herein. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Lease.

          2.2 CONDITIONS PRECEDENT. The parties' obligations hereunder are expressly conditioned upon the satisfaction of the following conditions precedent; provided, however, that if Subtenant has taken possession of the Subleased Premises prior to the satisfaction of such conditions, Subtenant shall be fully obligated under the terms and conditions of this Sublease, including, without limitation, the indemnity provisions set forth in PARAGRAPH 7 and the insurance provisions set forth in PARAGRAPH 16 during the period prior to the satisfaction of such conditions or if such conditions are not satisfied, to the date of failure of such conditions and termination of this Sublease:

          (a) LANDLORD'S WRITTEN CONSENT. Within thirty (30) days after the later of the dates this Sublease is executed by Sublandlord and Subtenant, Landlord's execution of a written consent to this Sublease, and satisfaction of any conditions Landlord may impose upon Subtenant as a condition to this Sublease.

          (b) SUBLANDLORD'S APPROVAL. Within thirty (30) days after the later of the dates this Sublease is executed by Sublandlord and Subtenant, approval of the terms and conditions of this Sublease by the appropriate officers in Sublandlord's corporate office, unless


                                          5.

waived in writing by Sublandlord; provided that if such approval is not obtained within such time period, the Sublease shall be deemed approved.

          (c) FINANCIAL INFORMATION. Within five (5) days after the later of the dates this Sublease is executed by Sublandlord and Subtenant, if not already delivered, delivery of Subtenant's following financial information as applicable: (i) copy of most recent annual report; (ii) audited or certified financial statements for the last two (2) years or federal and state tax returns for the last two (2) years; (iii) financial statements for the current year;
(iv) a list of Subtenant's banking references; (v) social security numbers for the principals of Subtenant; (vi) Subtenant's Taxpayer Identification Number and
(vii) any other information reasonably requested by Sublandlord; and within ten
(10) days after receipt of the foregoing, Sublandlord's written approval thereof.

          (d) AUTHORITY. If requested by Sublandlord, within ten (10) days after execution of this Sublease by Sublandlord and Subtenant, delivery to Sublandlord of: (i) if Subtenant is a corporation, certified copies of Subtenant's Articles of Incorporation, Certificate of Good Standing and a resolution of Subtenant's Board of Directors, certified by the corporate secretary of Subtenant, authorizing or ratifying the execution of this Sublease by Subtenant; or (ii) if Subtenant is a partnership, such partnership documents as Sublandlord may reasonably request to review, including, but not limited to, Subtenant's partnership agreement and any state filings establishing the identity and qualification of the partnership to transact business in the location in which the Subleased Premises are located, and the identity and authority of the partners of the partnership, and Sublandlord's approval of such organizational documents; or (iii) if Subtenant is a limited liability company ("LLC"), such LLC documents as Sublandlord may reasonably request to review, including, but not limited to, Subtenant's operating agreement and any state filings establishing the identity and qualification of the LLC to transact business in the location in which the Subleased Premises are located, and the identity and authority of the members of the LLC, and Sublandlord's approval of such organizational documents.

          (e) PRIOR SUBLEASE TERMINATION. Within thirty (30) days after the later of the dates this Sublease is executed by Sublandlord and Subtenant, Sublandlord's termination of that certain sublease dated March 15, 1998, by and between Sublandlord, as "Sublandlord," and Jacques Gourmet, Inc., dba Champagne Bakery, as "Subtenant."

          (f) BANK APPROVAL. Within forty-five (45) days after the later of the dates this Sublease is executed by Sublandlord and Subtenant, Subtenant's receipt of approval of Subtenant's bank operation at the Subleased Premises from the Federal Deposit Insurance Corporation and State Banking Department.

          (g) OCCUPANCY PERMIT. Within thirty (30) days after the later of the dates this Sublease is executed by Sublandlord and Subtenant, Subtenant's receipt of an occupancy permit issued by the City of San Diego.

          2.3 FAILURE OF CONDITIONS. The conditions precedent specified in PARAGRAPHS 2.2(b), (c), (d) and (e) run to the benefit of Sublandlord. The condition precedent specified in PARAGRAPH 2.2(a) runs to the benefit of both parties, unless waived by Sublandlord. The conditions precedent specified in PARAGRAPHS 2.2(f) and 2.2(g) run to the benefit of


                                          6.

Subtenant. If any condition precedent is not satisfied by the date specified in and in accordance with PARAGRAPH 2.2, and the time period for the satisfaction of the condition is not extended or waived in writing by the party or parties to whom the benefit of the condition runs, then the party or parties to whom the benefit of the condition runs, shall have the right to terminate this Sublease by written notice to the other party within fifteen (15) days following the end of such time period and, upon such termination, neither Sublandlord nor Subtenant shall have any further obligations hereunder (except for Subtenant's indemnity obligations hereunder).

                2.4 COMPLIANCE WITH LAWS. At its own expense, Subtenant will procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Subtenant's use of the Subleased Premises. Subtenant, at Subtenant's sole cost and expense and at all times, shall also comply fully with all federal, state and local laws, including all zoning laws and ordinances and all regulations, codes, requirements, public and private land use restrictions, rules and orders (individually and collectively, "Regulations") that apply to the Subleased Premises or Subtenant's use or occupancy thereof. Subtenant shall neither store, use or sell any article in or about the Subleased Premises, nor permit any act, that would cause the premiums for insurance to increase or cause a cancellation of any policy upon the Subleased Premises the Building. Subtenant shall not occupy, suffer or permit the Subleased Premises or any part thereof to be used for any illegal, immoral or dangerous purpose or in any other way contrary to the Regulations. Subtenant shall not commit or suffer to be committed, any waste upon the Subleased Premises or any public or private nuisance or any other act or thing which may disturb the quiet enjoyment of any other tenants of the Building.

          3.    LEASE.

                3.1 INCORPORATION BY REFERENCE; ASSUMPTION. All of the Paragraphs of the Lease are incorporated into this Sublease as if fully set forth in this Sublease except for the following: PARAGRAPH 2 (Term), PARAGRAPH 3 (Rent), PARAGRAPH 4 (First Refusal), PARAGRAPH 5 (Construction of Improvements), PARAGRAPH 7 (Liability Insurance, but only as it relates to liability limits) and PARAGRAPH 12 (Use of the Premises; Assignment and Subletting, as it relates to (i) the business of a bank and (ii) the right to sublet the premises without Lessor's consent). Subject to PARAGRAPH 3.3 and where applicable, references in the Lease to Lessor will mean Sublandlord and to Lessee will mean Subtenant; provided, however, if any provisions of this Sublease conflict in any manner with any provisions of the Lease which are incorporated herein, the terms of this Sublease will govern.

                3.2 ASSUMPTION OF LEASE OBLIGATIONS. Subtenant will assume and perform to Sublandlord the tenant's obligations under the Lease during the Sublease Term to the extent such obligations are applicable to the Subleased Premises. Subtenant will pay to Sublandlord Subtenant's Percentage Share of Operating Expenses and Taxes and any other sums payable by Sublandlord under the Lease not later than ten (10) days prior to the date any such amounts are due and payable by Sublandlord. Subtenant will not commit or suffer any act or omission that will violate any of the provisions of the Lease.

                3.3 NO ASSUMPTION BY SUBLANDLORD. Sublandlord does not assume the obligations of the Landlord under the Lease. Subtenant acknowledges that Sublandlord's

                                          7.

obligation to perform services, provide utilities, make repairs and carry insurance shall be satisfied only to the extent that the Landlord under the Lease satisfies those same obligations. With respect to the performance by Landlord of its obligations under the Lease, Sublandlord's sole obligation with respect thereto will be to request the same, on request in writing by Subtenant, and to use reasonable efforts to obtain the same from Landlord; provided, however, Sublandlord will have no obligation to institute legal action against Landlord.

                3.4 PERFORMANCE DIRECTLY TO LANDLORD. At any time and on reasonable prior notice to Subtenant, Sublandlord can elect to require Subtenant to perform its obligations under this Sublease directly to Landlord, in which event Subtenant will send to Sublandlord from time to time copies of all notices and other communications it sends to and receives from Landlord.

                3.5 LANDLORD DEFAULT; CONSENTS. Notwithstanding any provision of this Sublease to the contrary, (a) Sublandlord will not be liable or responsible in any way for any loss, damage, cost, expense, obligation or liability suffered by Subtenant by reason or as the result of any breach, default or failure to perform by the Landlord under the Lease, and (b) whenever the consent or approval of Sublandlord and Landlord is required for a particular act, event or transaction (i) any such consent or approval by Sublandlord will be subject to the consent or approval of Landlord, and (ii) should Landlord refuse to grant such consent or approval, under all circumstances, Sublandlord will be released from any obligation to grant its consent or approval.

                3.6 TERMINATION OF LEASE. If the Lease terminates under the specific provisions under the Lease, this Sublease will terminate, unless the Landlord elects to accept this Sublease as a direct lease between Landlord and Subtenant, and the parties will be relieved from all liabilities and obligations under this Sublease excepting obligations which have accrued as of the date of termination; except that if this Sublease terminates as a result of a default of one (1) of the parties under this Sublease or by Sublandlord under the Lease, the defaulting party will be liable to the non-defaulting party for all damage suffered by the non-defaulting party as a result of the termination.

          4. COVENANT OF QUIET ENJOYMENT. Sublandlord represents that the Lease is in full force and effect and that there are no defaults on Sublandlord's part under it as of the Commencement Date. Subject to this Sublease terminating in the event the Lease is terminated, if Subtenant performs all the provisions in this Sublease to be performed by Subtenant, Subtenant will have and enjoy throughout the Sublease Term the quiet and undisturbed possession of the Subleased Premises. Sublandlord will have the right to enter the Subleased Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Subleased Premises and for verifying compliance by Subtenant with this Sublease and the Lease and permitting Sublandlord to perform its obligations under this Sublease and the Lease.

          5.    HAZARDOUS SUBSTANCES.

                5.1 DEFINITIONS. For the purposes of this Sublease, the following terms have the following meanings:

                                          8.

                      (a) "Environmental Laws" means any and all laws, statutes, ordinances or regulations pertaining to health, industrial hygiene or the environment including, without limitation, CERCLA (Comprehensive Environmental Response Compensation and Liability Act of 1980) and RCRA (Resources Conservation and Recovery Act of 1976).

                      (b) "Hazardous Substances" means asbestos and any other substance, material or waste which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is or becomes similarly designated, classified or regulated under any federal, state or local law, regulation or ordinance.

                5.2 COMPLIANCE WITH ENVIRONMENTAL LAWS. Subtenant will, in all respects, handle, treat, deal with and manage any and all Hazardous Substances in, on, under or about the Subleased Premises in total conformity with all applicable Environmental Laws and prudent industry practices regarding management of such Hazardous Substances. Upon expiration or earlier termination of the Sublease Term, Subtenant will cause all Hazardous Substances placed in, on, under or about the Subleased Premises by Subtenant or at Subtenant's direction to be removed and transported for use, storage or disposal in accordance and compliance with all applicable Environmental Laws.

                5.3 RESPONSE TO ENVIRONMENTAL CLAIMS. Subtenant will not take any remedial action in response to the presence of any Hazardous Substances in, on, under or about the Subleased Premises, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Substances in any way connected with the Subleased Premises without first notifying Landlord and Sublandlord of Subtenant's intention to do so and affording Landlord and Sublandlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's and Sublandlord's interests with respect thereto.

                5.4 ENVIRONMENTAL REPORTS. The Term "Environmental Reports" means: (i) that certain Prioritization Asbestos Assessment Study prepared by Hall-Kimbrell Environmental Services, Report Number 0380226, dated February 10, 1989; (ii) that certain Asbestos Survey Report prepared by Diagnostics Engineering Inc., Project No. D/230990126-1 dated May 25, 1990; (iii) that certain dust, debris and air sample monitoring report prepared by The Szaras Companies, Project Number 378, dated June 20, 1992; (iv) that certain Limited Environmental Site Assessment prepared by P & D Technologies, Project Number 11118.00, dated October 19, 1993; and (v) that certain Asbestos Survey Report prepared by ACC Environmental Consultants, Project No. 1041-068.33, dated November 18, 1997. Attached hereto as EXHIBIT D are the Environmental Reports prepared for the Building which is being provided to Subtenant for informational purposes and without any representation or warranty as to the completeness or correctness thereof

                5.5   NOTIFICATION OF ASBESTOS.

                      (a) Notification of Asbestos. Sublandlord hereby notifies Subtenant, in accordance with the Occupational Safety and Health Administration asbestos rule (1995), 59 Fed. Reg. 40964, 29 CFR 1910.1001, 1926.1101,
clarification 60 Fed. Reg. 33974 ("OSHA Asbestos Rule"), of the presence of asbestos-containing materials ("ACMs") and/or presumed


                                          9.

asbestos-containing materials ("PACMs")] (as such term is defined in the OSHA Asbestos Rule), in the locations described in the Environmental Reports attached hereto as EXHIBIT D. Subtenant acknowledges receipt of such notification and understands, after having consulted with its legal counsel, that the purpose of such notification is to make Subtenant, its agents, employees, and contractors aware of the presence of ACMs and/or PACMs in the Building in order to avoid or minimize any damage to or disturbance of such ACMs or PACMs.

                                              "SUBTENANT":

                                              SCRIPPS BANK,
                                              a California banking corporation

                                              By: /s/ Ronald J. Carlson
                                                 -----------------------------
                                                  Name: Ronald J. Carlson
                                                  Title: President

                                                  Date: 2/23/99
                                                      -------------------------


                                              By: /s/ M. Catherine Wright
                                                 -----------------------------
                                                  Name: M. Catherine Wright
                                                  Title: Secretary and Chief
                                                         Financial Officer

                                                  Date: 2/23/99
                                                       ------------------------


           (b) Acknowledgment from Contractors/Employees. Subtenant shall deliver to Sublandlord a copy of a signed acknowledgment from any contractor, agent, or employee of Subtenant prior to the commencement of any of the following activities within or about the Subleased Premises:

                 (i) Removal of thermal system insulation ("TSI") and surfacing ACMs and PACMs (i.e., sprayed-on or troweled-on material, e.g., textured ceiling paint or fireproofing materials);

                 (ii) Removal of ACMs or PACMs that are not TSI or surfacing ACMs and PACMS;

                 (iii) Repair and maintenance of operations that are likely to disturb ACMs and PACMs; and

                 (iv) Custodial and housekeeping activities where even minimal contact with ACMs or PACMs may occur.


                                         10.

     6. ARTWORK. To assure compliance with California laws regarding rights of artists, Subtenant will not install any artwork of any nature in the Subleased Premises which cannot be removed without damage or destruction to the artwork.

     7. INDEMNITY. Subtenant will indemnify, defend (by counsel acceptable to Sublandlord in its sole discretion), protect and hold Sublandlord harmless from and against any and all liabilities, claims, demands, losses, damages, costs and expenses (including attorneys' fees and litigation and court costs) arising out of or relating to: (i) the death of or injury to any person or damage to any property on or about the Subleased Premises that occurs after the execution of this Sublease (except to the extent the foregoing arise out of the gross negligence or willful misconduct of Sublandlord); (ii) Subtenant's use of the Subleased Premises and the Building; (iii) Subtenant's breach or default under this Sublease (including, without limitation, Subtenant's breach or default under Section 5 above) or, to the extent incorporated herein, the Lease;
(iv) any legal action taken by Subtenant against Landlord; or (v) any claim or cause of action of any kind by any person or entity to the effect that Sublandlord is in any way responsible or liable for any act or omission by Subtenant, its agents, employees, contractors or subcontractors, whether on account of any theory of derivative liability or otherwise (except to the extent the foregoing arise out of the gross negligence or willful misconduct of Sublandlord).

     8. ATTORNEYS' FEES. If there is any legal action or proceeding between Sublandlord and Subtenant to enforce any provision of this Sublease or to protect or establish any right or remedy of either Sublandlord or Subtenant hereunder, the non-prevailing party to such action or proceeding will pay to the prevailing party all costs and expenses, including reasonable attorneys' fees incurred by such prevailing party in such action or proceeding and in any appearance in connection therewith, and if the prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees will be determined by the court or arbitration panel handling the proceeding and will be included in and as a part of the judgment.

     9. NO ENCUMBRANCE. Subtenant will not voluntarily, involuntarily or by operation of law mortgage or otherwise encumber all or any part of Subtenant's interest in the Sublease or the Subleased Premises.

     10.   ASSIGNMENT AND SUBLETTING.

           10.1 RESTRICTION ON ASSIGNMENT AND SUBLETTING. Subtenant will not voluntarily, involuntarily or by operation of law assign this Sublease or any interest therein and will not sublet the Subleased Premises or any part thereof, or any right or privilege appurtenant thereto, without first obtaining the written consent of Sublandlord, which consent will not be unreasonably withheld. The transfer of more than a fifty percent (50%) partnership interest in Subtenant, if Subtenant is a partnership, or more than fifty percent (50%) of the stock of Subtenant, if Subtenant is a closely-held corporation, or more than a fifty percent (50%) membership interest in Subtenant, if Subtenant is a limited liability company, will be deemed to be an assignment for purposes of this PARAGRAPH 10.1. If Subtenant is a publicly-held corporation, the trading of Subtenant's stock on a national stock market shall not be deemed to be an assignment for purposes of this PARAGRAPH 10.1.


                                         11.

           10.2 DETERMINING FACTORS. In determining whether or not to consent to a proposed assignment or subletting, Sublandlord may consider the following factors, among others, all of which are deemed reasonable:

           (a) whether the proposed sublessee or assignee has a net worth sufficient to fulfill Subtenant's obligations hereunder;

           (b) whether the proposed use of the Subleased Premises by the proposed sublessee or assignee is consistent with the Permitted Use set forth in PARAGRAPH 1.9;

           (c) whether Sublandlord's consent will result in a breach of the Lease or any other lease or agreement to which Sublandlord is a party affecting the Building or Subleased Premises; and

           (d) whether the Landlord has consented in writing to the proposed assignment or subletting, if the Landlord's consent is required.

           10.3 CONSENTS. Any attempted assignment or subletting, without Sublandlord's consent will be null and void and of no effect. No permitted assignment or subletting of Subtenant's interest in this Sublease, will relieve Subtenant of its obligations to pay the rent or other sum or charge due hereunder and to perform all the other obligations to be performed by Subtenant hereunder. The acceptance of rent by Sublandlord from any other person will not be deemed to be a waiver by Sublandlord of any provision of this Sublease or to be a consent to any subletting or assignment. Consent to one sublease or assignment will not be deemed to constitute consent to any subsequent attempted subletting or assignment.

           10.4  PROFIT SHARING.

           (a) Within thirty (30) days following the date received by Subtenant from any assignee or sublessee, Subtenant will pay to Sublandlord as additional rent a percentage of any appreciated rent as follows: (i) if the rent payable by Subtenant to Sublandlord hereunder is less than the rent paid by Sublandlord to Landlord under the Lease, one hundred percent (100%) of the amount by which the rent payable by the assignee or sublessee to Subtenant exceeds the rent payable by Subtenant to Sublandlord under this Sublease until the rent paid by Subtenant to Sublandlord equals the amount paid by Sublandlord to Landlord under the Lease; and (ii) thereafter or if the rent payable by Subtenant hereunder is the same or greater than the rent paid by Sublandlord to Landlord under the Lease, fifty percent (50%) of the amount by which the rent payable by the assignee or sublessee to Subtenant throughout the Sublease Term exceeds the rent paid by Subtenant to Sublandlord under this Sublease. If the premises subleased is less than the entire Subleased Premises, the rent payable by Subtenant hereunder shall be prorated based upon the square footage of the premises subleased to the square footage of the entire Subleased Premises. If Subtenant receives a lump sum payment in connection with an assignment, the amount of the payment will be allocated between Subtenant and Sublandlord, in the same manner taking into account the total rents payable during the remaining terms of the Lease and Sublease.

           (b) Notwithstanding the provisions set forth in subparagraph (a) above, Subtenant will not be obligated to pay Sublandlord any portion of appreciated rents until


                                          12.

Subtenant has recovered any costs it has reasonably incurred in connection with the subletting of the Subleased Premises to any third party broker or for improvements to the Subleased Premises. Any costs to be deducted from appreciated rents will be submitted to Sublandlord and will be subject to Sublandlord's reasonable approval.

          (c) The profit-sharing provisions set forth in subparagraph (a) above is a freely negotiated agreement between Subtenant and Sublandlord respecting the allocation of appreciated rents. This covenant will survive the expiration of the Sublease Term.

     11.  ALTERATIONS; SIGNS.

          11.1 ALTERATIONS AND IMPROVEMENTS BY SUBTENANT. Subtenant will not make any alterations, additions or improvements to the Subleased Premises ("Alterations") without obtaining the prior written consent of Sublandlord thereto (and, if required, by Landlord in accordance with the Lease), which Sublandlord may grant or withhold, and to which Sublandlord may impose any conditions, in Sublandlord's sole discretion. Notwithstanding the foregoing, Subtenant may make non-structural Alterations the total cost of which is less than Fifty Thousand and No/100 Dollars ($50,000.00) without obtaining the prior written consent of Sublandlord. The term "Alterations" includes any alterations, additions or improvements made by Subtenant to comply with the ADA as required by PARAGRAPH 1.11 above. All Alterations must be constructed (i) in a good and workmanlike manner using materials of a quality comparable to those on the Subleased Premises, (ii) in conformance with all relevant codes, regulations and ordinances and (iii) only after necessary permits, licenses and approvals have been obtained by Subtenant from appropriate governmental agencies. All Alterations will be made at Subtenant's sole cost (including all costs relating to the removal of asbestos, if any, in connection with the Alterations) and diligently prosecuted to completion. Any contractor or other person making any Alterations must first be approved in writing by Sublandlord, and Sublandlord may require that all work be performed under Sublandlord's supervision.

          11.2 SIGNS. Subtenant shall not place on any portion of the Subleased Premises any sign, placard, lettering in or on windows, banners, displays or other advertising or communicative material which is visible from the exterior of the Subleased Premises without the prior written approval of Sublandlord, which consent shall not be unreasonably withheld or delayed, and, if required, from Landlord in accordance with the Lease. All such approved signs shall strictly conform to all legal requirements and shall be installed at Subtenant's sole expense. Subtenant shall maintain such signs in good condition and repair. Upon the expiration or earlier termination of this Sublease, Subtenant, at Subtenant's sole cost and expense, shall remove all such signs and repair any damage caused by such removal. If Subtenant fails to remove such signs upon the expiration or earlier termination of this Sublease, and repair any damage caused by such removal, Sublandlord may do so at Subtenant's expense, which expense, together with interest thereon at the rate for late payments set forth in PARAGRAPH 1.10 shall be paid by Subtenant to Sublandlord upon demand.

          11.3 DISPOSITION ON TERMINATION. Upon the expiration of the Sublease Term or earlier termination of this Sublease, Sublandlord may elect to have Subtenant either: (i) surrender with the Subleased Premises any or all of the Alterations as Sublandlord may determine (except personal property as provided in PARAGRAPH 12 below), which Alterations will


                                         13.

become the property of Sublandlord; or (ii) promptly remove any or all of the Alterations if Subtenant elects to remove such Alteration, in which case Subtenant must, at Subtenant's sole cost, repair and restore the Subleased Premises to their condition as of the Commencement Date, reasonable wear and tear excepted.

     12. REMOVAL OF PERSONAL PROPERTY. All articles of personal property, and all business and trade fixtures, machinery and equipment, cabinet work, furniture and movable partitions, if any, owned or installed by Subtenant at its expense in the Subleased Premises will be and remain the property of Subtenant and may be removed by Subtenant at any time, provided that Subtenant, at its expense, must repair any damage to the Subleased Premises caused by such removal or by the original installation. Sublandlord may elect to require Subtenant to remove all or any part of Subtenant's personal property at the expiration of the Sublease Term or sooner termination of this Sublease, in which event the removal will be done at Subtenant's expense and Subtenant, prior to the end of the Sublease Term or upon sooner termination of this Sublease, will repair any damage to the Subleased Premises caused by its removal.

     13. HOLDING OVER. If Subtenant holds over after the expiration of the Sublease Term or earlier termination of this Sublease, with or without the express or implied consent of Sublandlord, then at the option of Sublandlord, Subtenant will become and be only a month-to-month tenant at a rent equal to one hundred twenty-five percent (125%) of the rent payable by Subtenant immediately prior to such expiration or termination, and otherwise upon the terms, covenants and conditions herein specified. Notwithstanding any provision to the contrary contained herein, (i) Sublandlord expressly reserves the right to require Subtenant to surrender possession of the Subleased Premises upon the expiration of Sublease Term or upon the earlier termination of this Sublease and the right to assert any remedy at law or in equity to evict Subtenant and/or collect damages in connection with any holding over, and (ii) Subtenant will indemnify, defend and hold Sublandlord harmless from and against any and all liabilities, claims, demands, actions, losses, damages, obligations, costs and expenses, including, without limitation, attorneys' fees (including the allocated costs of Sublandlord's in-house attorneys) incurred or suffered by Sublandlord by reason of Subtenant's failure to surrender the Subleased Premises on the expiration of the Sublease Term or earlier termination of this Sublease.

     14. LIENS. Subtenant will keep the Subleased Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Subtenant. If a lien is filed, Subtenant will discharge the lien or post a bond within ten (10) days after the date of filing. Sublandlord has the right to post and keep posted on the Subleased Premises any notices that may be provided by law or which Sublandlord may deem to be proper for the protection of Sublandlord, the Subleased Premises and the Building from such liens.

     15. MAINTENANCE AND REPAIRS. At all times during the Sublease Term, Subtenant, at its sole cost, will maintain the Subleased Premises and every part thereof and all equipment, fixtures and improvements therein in good condition and repair. At the end of the Sublease Term, Subtenant will surrender the Subleased Premises in as good condition as when received, reasonable wear and tear excepted. Subtenant will be responsible for all repairs required to be performed by the Lessee under the Lease.

     16.  INSURANCE.


                                         14.

          16.1 COVERAGE. At all times during the Sublease Term, Subtenant will, at its sole cost, procure and maintain the following types and amounts of insurance coverage (but in no event less than the types and amounts of coverage required from time to time under the Lease):

          (a) Comprehensive general liability insurance against any and all damages and liability, including attorneys' fees on account or arising out of injuries to or the death of any person or damage to property, however occasioned, in, on or about the Subleased Premises with at least a single combined liability and property damage limit of $2,000,000.

          (b) Insurance on all plate or tempered glass in or enclosing the Subleased Premises, for the full replacement cost of such glass.

          (c) A policy or policies, including the basic form, broad form and special form of coverage, including vandalism and malicious mischief, theft, sprinkler leakage and water damage in an amount equal to the full replacement value, new without deduction for depreciation, of the building comprising the Subleased Premises and all trade fixtures, furniture and equipment in the Subleased Premises, and all alterations, additions and improvements to the Subleased Premises installed by or for Subtenant or provided to Subtenant.

          (d) Employer's liability insurance and workers' compensation insurance as required by applicable law.

          (e) Any other insurance required under the Lease to the extent not covered in subsections (a)-(d) above.

          16.2 POLICIES. All insurance required to be carried by Subtenant must be in a form satisfactory to Sublandlord and carried with companies reasonably acceptable to Sublandlord. Subtenant must provide Sublandlord with a certificate of insurance showing Sublandlord and Landlord as additional insureds on all policies of insurance excluding the insurance required under PARAGRAPH 16.1(d). The certificate must provide for a thirty (30) day written notice to Sublandlord in the event of cancellation or material change of coverage.

          16.3 SUBROGATION. Sublandlord and Subtenant will each obtain from their respective insurers under all policies of fire, theft, public liability and other insurance maintained by either of them at any time during the Sublease Term insuring or covering the Subleased Premises excluding the insurance required under PARAGRAPH 16.1(e), a waiver of all rights of subrogation which the insurer of one party might otherwise have, if at all, against the other party.

          16.4 PRIMARY COVERAGE. All insurance to be maintained by Subtenant shall be primary, without right of contribution from any insurance maintained by Sublandlord.

     17. EVENTS OF DEFAULT. If one or more of the following events ("Event of Default") occurs, such occurrence constitutes a breach of this Sublease by
Subtenant:

          (a)   Subtenant abandons or vacates the Subleased Premises; or

          (b) Subtenant fails to pay any installment of Basic Monthly Rent or Operating Expenses and Taxes, if applicable, as and when the same become due and payable, and such


                                         15.

failure continues for more than seven (7) days after Sublandlord gives written notice thereof to Subtenant; or

          (c) Subtenant fails to pay any other sum or charge payable by Subtenant hereunder as and when the same becomes due and payable, and such failure continues for more than five (5) days after Sublandlord gives written notice thereof to Subtenant; or

          (d) Subtenant fails to perform or observe any other agreement, covenant, condition or provision of this Sublease to be performed or observed by Subtenant as and when performance or observance is due, and such failure continues for more than five (5) days after Sublandlord gives written notice thereof to Subtenant, or if the default cannot be cured within said five (5) day period and Subtenant fails within said period to commence with due diligence and dispatch the curing of such default or, having so commenced, thereafter fails to prosecute or complete with due diligence and dispatch the curing of such default; or

          (e) Subtenant: (i) files or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction; (ii) makes an assignment for the benefit of its creditors; (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property; or (iv) takes action for the purpose of any of the foregoing; or

          (f) A court or governmental authority of competent jurisdiction, without consent by Subtenant, enters an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial portion of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of Subtenant, or if any such petition is filed against Subtenant and such petition is not dismissed within ninety (90) days; or

          (g) This Sublease or any estate of Subtenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within ninety (90) days.

     18.  REMEDIES OF SUBLANDLORD ON DEFAULT.

          18.1 TERMINATION OF SUBLEASE. In the event of any breach of this Sublease by Subtenant, Sublandlord may, at its option, terminate the Sublease and recover from Subtenant:

          (a) the worth at the time of award of the unpaid rent which had been earned at the time of termination; plus

          (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Subtenant proves could have been reasonably avoided; plus


                                         16.

          (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the Sublease Term after the time of award exceeds the amount of such rental loss that Subtenant proves could be reasonably avoided; plus

          (d) any other amount necessary to compensate Sublandlord for all detriment proximately caused by Subtenant's failure to perform its obligations under this Sublease or which in the ordinary course of things would be likely to result therefrom (specifically including, without limitation, the unamortized portion of any brokerage commissions paid by Sublandlord for this Sublease, brokerage commissions and advertising expenses incurred for a new sublease, expenses of remodelling the Subleased Premises or any portion thereof for a new subtenant, whether for the same or a different use, and any special concessions made to obtain a new subtenant); and

          (e) at Sublandlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under the laws and judicial decisions of the State in which the Subleased Premises are located.

The term "rent" as used in this PARAGRAPH 18.1 will be deemed to be and to mean all sums of every nature required to be paid by Subtenant pursuant to the terms of this Sublease, whether to Sublandlord or to others. As used in subparagraphs
(a) and (b) above, the "worth at the time of the award" will be computed by allowing interest at the maximum annual interest rate allowed by law. As used in subparagraph (c) above, the "worth at the time of the award" will be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%). If Sublandlord terminates this Sublease or Subtenant's right to possession, Sublandlord will use reasonable efforts to mitigate Sublandlord's damages, and Subtenant will be entitled to submit proof of Sublandlord's failure to mitigate as a defense to Sublandlord's claims hereunder, if mitigation of damages by Sublandlord is required by applicable law.

          18.2 CONTINUE SUBLEASE IN EFFECT. Sublandlord will have the remedy described in California Civil Code Section 1951.4 (a lessor may continue a lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Sublandlord does not elect to terminate this Sublease on account of any default by Subtenant, Sublandlord may, from time to time, without terminating this Sublease, enforce all of its rights and remedies under this Sublease, including the right to recover all rent as it becomes due. If the default continues, Sublandlord may, at any time thereafter, elect to terminate the Sublease. Sublandlord will not be deemed to have terminated this Sublease or the liability of Subtenant to pay rent or any other amounts due hereunder by any reentry or by any action in unlawful detainer, unless Sublandlord has specifically notified Subtenant in writing that Sublandlord has elected to terminate this Sublease.

          18.3 OTHER REMEDIES. Sublandlord will at all times have the rights and remedies (which will be cumulative with each other and cumulative and in addition to those rights and remedies available under PARAGRAPHS 18.1 and 18.2 above, or under any law or other provision of this Sublease), without prior demand or notice except as required by applicable law,


                                         17.

to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Sublease, or restrain or enjoin a violation or breach of any provision hereof.

     19.  ESTOPPEL CERTIFICATES.

          19.1 OBLIGATION TO PROVIDE. Subtenant will at any time upon not less than ten (10) days' prior written notice from Sublandlord execute, acknowledge and deliver to Sublandlord a statement in writing: (i) certifying that this Sublease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Sublease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in advance, if any; and
(ii) acknowledging that there are not, to Subtenant's knowledge, any uncured defaults on the part of Sublandlord hereunder or of Landlord under the Lease, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Subleased Premises.

          19.2 FAILURE TO PROVIDE. At Sublandlord's option, Subtenant's failure to deliver a statement within the time required by PARAGRAPH 19.1 above, will be conclusive upon Subtenant: (i) that this Sublease is in full force and effect, without modification except as may be represented by Sublandlord; (ii) that there are no uncured defaults in Sublandlord's performance hereunder or in Landlord's performance under the Lease; and (iii) that not more than one month's rent has been paid in advance, or such failure may be considered by Sublandlord as a material default by Subtenant under this Sublease.

          19.3 FINANCIAL INFORMATION. If the Landlord desires to finance, refinance, or sell the Subleased Premises, or any part thereof, Subtenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Subtenant as may be reasonably required by such lender or purchaser including, without limitation, the past three years' financial statements of Subtenant.

     20. REAL ESTATE BROKERS. Each party warrants to the other that there are no brokerage commissions or fees payable in connection with this Sublease except to the Brokers identified in PARAGRAPH 1.15. Each party further agrees to indemnify and hold the other party harmless, from any cost, liability and expense (including attorneys' fees and litigation and court costs) which the other party may incur as the result of any breach of this PARAGRAPH 20.

     21.  MISCELLANEOUS.

          21.1. COUNTERPARTS. This Sublease may be executed in one (1) or more counterparts, and all of the counterparts shall constitute but one and the same agreement, notwithstanding that all parties hereto are not signatory to the same or original counterpart.

          21.2 CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed and revised this Sublease and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Sublease or any amendment or exhibits hereto.


                                         18.

          21.3 NOTICES. All notices or other communications required or permitted hereunder must be in writing, and be personally delivered (including by means of professional messenger service) or sent by registered or certified mail, postage prepaid, return receipt requested to the addresses set forth in PARAGRAPH 1.12. All notices will be deemed received on the date sent.

          21.4 GOVERNING LAW. This Sublease shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into in California between parties residing in California. Subtenant hereby consents to the personal jurisdiction and venue of any California state court located in the County of Los Angeles and United States District Courts for the Central District of California, and any successor court, and the service of process by any means authorized by such court.

          21.5 EXHIBITS. All exhibits and any schedules or riders attached to this Sublease are incorporated herein by this reference and made a part hereof, and any reference in the body of the Sublease or in the exhibits, schedules or riders to the Sublease shall mean this Sublease, together with all exhibits, schedules and riders.

          21.6 WAIVER OF TRIAL BY JURY. Subtenant hereby waives any and all rights it may have under applicable law to trial by jury with respect to any dispute with Sublandlord arising directly or indirectly in connection with this Sublease, the Lease, or the Subleased Premises.

          21.7 PROHIBITION ON SOLICITATION OF SUBLANDLORD'S CUSTOMERS. Subtenant hereby acknowledges that Sublandlord or First Interstate Bank operated a branch banking facility at the Subleased Premises ("Sublandlord's Branch Bank") prior to Sublandlord's decision to consolidate its bank business at the Subleased Premises into another location within the geographical proximity of the Subleased Premises and to market the Subleased Premises for sublease. As material consideration for Sublandlord entering into this Sublease, Subtenant covenants and agrees that neither Subtenant nor any potential sub-subtenant (or other user) of Subtenant shall use, at any time whether prior to or on or after the Commencement Date, the trade or service name, logo or marks of WFB, Wells Fargo, Wells Fargo Bank, Wells Fargo & Company, the Wells Fargo stagecoach, the stagecoach, First Interstate Bank, First Interstate, FIB or any combination of the foregoing at any time without Sublandlord's consent, which may be withheld in its sole discretion. The breach of the covenant set forth in this PARAGRAPH
21.7 by Subtenant or any potential sub-subtenant (or other user) of Subtenant shall be a non-curable Event of Default under this Sublease and, in addition to any other remedies available to Sublandlord at law or in equity, Sublandlord shall have the right to terminate this Sublease in accordance with PARAGRAPH
18.1 above. Sublandlord shall be entitled to recover attorneys' fees and litigation and court costs related to its enforcement of the terms of this PARAGRAPH 21.7.

          21.8 CONFIDENTIALITY. Except for the disclosure to any agency of the City of San Diego of any information necessary to enable Subtenant to obtain any permits or approvals necessary for Subtenant's bank operation and Subtenant's Alterations, Subtenant expressly covenants and agrees to keep confidential and not publicly disclose, without first obtaining the prior written consent of Sublandlord, the existence and/or terms of this Sublease and the transaction contemplated hereby and all information and reports obtained from Sublandlord. The


                                         19.

provisions of this PARAGRAPH 21.8 shall survive the expiration or earlier termination of this Sublease.

                                   (Signature page follows)








                                         20.

     IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the dates set forth below.

                                   "SUBLANDLORD":

                                   WELLS FARGO BANK, N.A., a national banking association

                                   By:
                                      ------------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date: February _, 1999

                                   By:
                                      ------------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date: February _, 1999

                                   "SUBTENANT":

                                   SCRIPPS BANK,
                                   a California banking corporation

                                   By: /s/ Ronald J. Carlson
                                      ------------------------------------------

                                        Name: Ronald J. Carlson

                                        Title: President

                                        Date: February 23, 1999

                                   By: /s/ M. Catherine Wright
                                      ------------------------------------------

                                   Name: M. Catherine Wright

                                   Title: Secretary and Chief Financial
                                          Officer

                                   Date: February 23, 1999


                                         21.

                                CONSENT OF LANDLORD
                                   (Lots 8 and 9)

     Harbushka Family Limited Partnership, a California partnership ("HFLP"), as successor in interest to the John Rabusha Trust, as successor in interest to John Rabusha ("Landlord"), hereby consents to the foregoing Sublease and Subtenant's proposed use of the Subleased Premises and represents and warrants to Sublandlord and Subtenant that no other consents to the foregoing Sublease are required, including, without limitation, the consent of any lender on the Subleased Premises. HFLP further represents and warrants to Sublandlord and Subtenant that HFLP is the successor in interest to John Rabusha Trust, as successor in interest to John Rabusha.

     Date: _____, 1999             "LANDLORD":

                                   HARBUSHKA FAMILY LIMITED
                                   PARTNERSHIP, a California partnership

                                   By:  Harbushka Management, Inc.,
                                        a Nevada corporation,
                                        Its: General Partner

                                   By:
                                        ----------------------------------------

                                        Its:
                                            ------------------------------------

                                   By:
                                        ----------------------------------------

                                        Its:
                                            ------------------------------------

                                CONSENT OF LANDLORD
                                      (Lot 13)

     John W. Lee, as Trustee of the Harold J. Gildea and Marguerite E. Gildea Trust under Trust Agreement dated December 28, 1966 (the "Trust"), as successor in interest to Harold J. Gildea and Marguerite E. Gildea ("Lessors"), hereby consents to the foregoing Sublease and Subtenant's proposed use of the Subleased Premises and represents and warrants to Sublandlord and Subtenant that no other consents to the foregoing Sublease re required, including, without limitation, the consent of any lender on the Subleased Premises. John W. Lee, as Trustee of the Trust, further represents and warrants to Sublandlord and Subtenant that the Trust is the successor in interest to Harold J. Gildea and Marguerite E. Gildea.

Date: ____, 1999                   "LANDLORD":

                                   THE HAROLD J. GILDEA AND
                                   MARGUERITE E. GILDEA TRUST under
                                   Trust Agreement dated December 28, 1966

                                   By:
                                        ----------------------------------------
                                        John W. Lee, its Trustee

                                       EXHIBIT A-1

                                        (LEASE 1)











                                     EXHIBIT A-1

                                    L E A S E


          THIS LEASE, made and entered into by and between JOHN RABUSHA, a married man, as his separate property, hereinafter referred to as Lessor, and SAN DIEGO TRUST & SAVINGS BANK, a California banking corporation, hereinafter referred to as Lessee.

                               W I T N E S S E T H:

          WHEREAS, on July 13, 1961, Lessor granted to Lessee, for an in
consideration of the sum of                         , an option to lease
certain premises hereinafter described on the terms therein set forth; and

          WHEREAS, Lessee has heretofore exercised said option and the parties are desirous of entering into a lease of said premises on the terms set forth in said option and such other terms as are herein set forth;

          NOW, THEREFORE, IT IS MUTUALLY AGREED between the parties, as follows:

          1. DESCRIPTION OF PREMISES. The Lessor hereby leases to the Lessee, and the Lessee hires from the Lessor, on the terms and conditions hereinafter set forth, those certain premises with the appurtenances, situated in the city of San Diego, county of San Diego, state of California, described as follows:

              That certain real property legally described as Lots 8 and 9, Block 29, La Jolla Park.

          2. TERM. The term of this lease shall be for sixty-five (65) years, commencing November 1, 1961. Lessee is hereby granted an option to renew this lease for a further term of thirty-four (34) years upon each and all of the same terms and conditions as herein contained. Written notice of Lessee's intention to renew this lease shall be given to Lessor at least thirty (30) days prior to the expiration of this lease.

          3. RENT. Lessee shall pay to Lessor, in advance, on the first day of each and every month commencing November 1, 1961, the sum of as base rent. Said base rent shall be adjusted every three
(3) years on the anniversary date hereof, upwards only in proportion that the then current U.S. Department of Labor Index of Consumer Commodity Prices (all commodities) in the Los Angeles area for the immediately preceding calendar quarter exceeds the U.S. Department of Labor Index of Consumer Commodity Prices (all commodities) in the Los Angeles area for the quarter immediately preceding the commencement of this lease. It is agreed that the sum of heretofore paid by Lessee to Lessor for
the above described option shall be credited and applied on the rent due hereunder November 1, 1961, December 1, 1961, and January 1, 1962. Lessee agrees to pay to Lessor upon execution of this lease the sum of which sum shall apply as base rental for the last
year of the term of this lease.

          4. FIRST REFUSAL. In the event Lessor should desire to sell the leased premises during the term of this lease or any extended term, Lessor shall submit to Lessee in writing any bona fide offer received by Lessor, which writing shall name the offeror, the amount offered, and any other condition of the offer. Lessee shall thereafter have the right, for fifteen
(15) days, in which to purchase the said premises upon the same terms and conditions as contained in said offer. In the event Lessee should fail to exercise the right to purchase within said fifteen (15) days, Lessor shall then be free to sell said premises to said offeror, however, the said premises shall not be sold for a less amount or upon more favorable terms and conditions than contained in said offer submitted to Lessee without Lessor again offering the same to Lessee. The right and privilege contained in this paragraph for the purchase of the leased premises shall only apply to Lessee or a successor bank.

          5. CONSTRUCTION OF IMPROVEMENTS. Upon execution and commencement of this lease, Lessee shall have the right at its sole cost and expense to demolish, raze, and/or remove any or all of the existing improvements now situate on the subject property, and in such event shall have the right and be obligated to construct or cause to be constructed such other improvements as Lessee may desire. The Lessor may remain in possession of the buildings situated on the property and retain the rents collected therefrom for ninety
(90) days from the commencement date of this lease, and shall remove himself therefrom forthwith upon the expiration of said ninety (90) day period. Further, it is understood and agreed that in the event the Superintendent of BAnks for the State of California and the Federal Deposit Insurance Corporation fail to authorize Lessee to establish and maintain a branch of its bank upon the aforesaid described property, that Lessee shall have the right and option to cancel this lease upon the giving of ten (10) days' notice in writing, and in the event of such cancellation the last year's rent deposited hereunder by Lessee shall be returned to Lessee by Lessor. It is understood in this connection that Lessee shall use its best efforts to secure such permits. In no event shall Lessee demolish, raze, and/or remove any or all of the existing improvements now situate on the subject property until such permits have been obtained.

          6. TAXES AND UTILITIES. Lessee agrees to pay when due all charges for water, light, cleaning and the like used on the leased premises or any part thereof during the term of this lease, and Lessee further agrees to pay when due all license fees and any and all taxes on the land, improvements, and personal property that may be levied by any taxing authority upon the real and personal property located in or upon the said leased premises or upon the business conducted thereon, provided that the Lessee shall not be required to pay any income, estate, or inheritance tax of the Lessor that might be levied against said leased premises, which Lessor shall promptly pay. Lessee shall have the right to contest or protest any tax, assessment or charge against said property. All taxes to be paid by the Lessee on the leased premises shall be prorated as of the date of commencement of this lease. Within thirty (30) days after the receipt of any and all tax bills levied by any taxing authority against the leased premises, the Lessor shall mail such tax bills to the cashier of the San Diego Trust & Savings Bank, who shall pay such taxes on or before the date due and mail the receipted tax bills within thirty (30) days after payment to the Lessor, who shall retain such bills in his records.

          7. LIABILITY INSURANCE. Lessee agrees to secure and maintain in force, at its own expense, during the term of this lease, a policy of owner, landlord and tenant liability insurance, indemnifying and protecting Lessor against any and all claims for injuries or damages suffered or alleged to have been suffered by a person or persons while in or about the leased premises, with limits of liability of $100,000 for one person and $300,000 for any one accident involving more than one person, arising from any and all demands, loss or liability resulting at any time or times from the injury to or the death of any person or persons, or from damage to any and all property occurring from the negligence or other fault of Lessee in or about the leased premises or in connection with the use of the street or sidewalk adjoining said premises. The said insurance shall be carried in a company acceptable to Lessor, and a copy of said policy shall be delivered to Lessor. Lessee further agrees to carry property damage insurance in the amount of $10,000 indemnifying both Lessor and Lessee from any and all claims of property damage. Said policy shall be carried in a company acceptable to Lessor, and a copy of said policy shall be delivered to Lessor.

          8. HOLDING OVER. Lessee agrees that should it hold over the leased premises or any part thereof after the expiration of the term, unless otherwise agreed in writing, such holdover shall constitute a tenancy from month to month only, and Lessee shall pay the then reasonable value of the use and occupation of the leased premises, which shall not be less than the rent herein reserved.

          9. DEFAULT. Lessee agrees that should default be made in the payment of the rent herein reserved or should Lessee fail to faithfully perform or observe any other covenant, condition or agreement herein contained on the part of the Lessee to be performed, and should such default continue for a period of ten (10) days after written notice thereof, or should the leased premises be vacated or abandoned, then Lessor may, at his option, either (1) enter upon and repossess the leased premises and terminate this lease and all rights of the Lessee herein in and to the leased premises, or (2) re-enter the leased premises and, as agent of the Lessee, rent the same or any part thereof for the remainder of the term, applying such rentals first to the payment of such expenses as the Lessor may have been put to in re-entering, repossessing and reletting the premises, including costs and attorneys' fees, and the balance to the payment of the rent and the fulfillment of each of the covenants, conditions and agreements herein contained, and Lessee agrees that such action on the part of the Lessor will not release Lessee from any liability which would otherwise attach or secure under the provisions of this lease, or for any loss, damage or liability which Lessor may suffer during the remainder of the term of this lease by reason of such breach, and the failure of Lessee to thereafter perform the covenants and conditions hereof, whether the premises remain vacant or be rented. In the event of any breach of this lease, Lessor may pursue either of the foregoing remedies, or Lessor may pursue or seek any other remedy or enforce any right to which he may be by law entitled.

          10. LITIGATION. In the event of any litigation between the Lessee and Lessor to enforce any provision of this lease or any right of either party hereto, the unsuccessful party to such litigation agrees to pay to the successful party all costs and expenses, including reasonable attorneys' fees, incurred thereby by the successful party, all of which shall be included in and as a part of the judgment rendered in such litigation. If either Lessor or Lessee, without fault on its part, is made a party to any litigation instituted by or against the other, such other party shall indemnify the Lessor or Lessee, as the case may be, who, without fault, has been made a party to such action, against and save it harmless from all costs and expenses, including reasonable attorneys' fees incurred by it in connection with such litigation except costs and expenses, if any, which are recoverable from other parties to the litigation.

          11. REMOVAL OF FIXTURES. The Lessee may remove all trade fixtures and movable furniture, including but not limited to vault doors, safety deposit boxes, counters, signs, and banking fixtures installed on the demised premises by Lessee at any time during the term of this lease and at the expiration or termination of this lease or any renewal term hereof, provided that same may be removed without damage to the building, and if damage is caused by such removal, Lessee agrees to repair such damage at its own cost forthwith.

          12. USE OF PREMISES; ASSIGNMENT AND SUBLETTING. The premises are leased to the Lessee for the purpose of conducting the business of a bank and/or such other businesses as are permitted under the existing zoning laws of other zone or zones as may be established from time to time. Lessee shall not assign this lease without the written consent of Lessor, but such consent shall not be unreasonably withheld. In the event of such assignment, Lessee shall not be relieved of liability hereunder. Lessee shall have the right, however, without Lessor's consent to sublet all or any portion of the premises, and any such subleases of such premises shall have the right to use the premises for any lawful purposes.

          13. CONDITION OF PREMISES. Lessee covenants and agrees that it has examined and knows the condition of the leased premises herein and accepts the same in their present condition and acknowledges that no statement or representation as to the condition or repair of said premises has been made by the Lessor or by any person for him prior to or contemporaneously with the execution of this lease.

          14. WASTE; QUIET CONDUCT. Lessee shall not commit, or suffer to be committed, any waste upon the said premises, or any nuisance.

          15. REPAIRS. Lessee shall, at its sole cost, keep and maintain said premises and appurtenances and every part thereof, including windows and skylights, sidewalks adjacent to said premises, any store front and the interior of the premises, in good and sanitary order, condition, and repair, hereby waiving all right to make repairs at the expense of Lessor as provided in Section 1942 of the Civil Code of the State of California, and all rights provided for by Section 1941 of said Civil Code.

          16. ACCEPTANCE OF PREMISES AS IS; SURRENDER AT END OF TERM. By entry hereunder, Lessee accepts the premises as being in good and sanitary order, condition and repair and agrees on the last day of said term, or sooner termination of this lease, to surrender unto Lessor all and singular said premises with said appurtenances in as good condition as when received, reasonable use and wear thereof and act of God or by the elements excepted, and to remove all of Lessee's signs from said premises, but shall not be required to restore the premises in any event.

          17. COMPLIANCE WITH LAW. Lessee shall, at its sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the premises shall be conclusive of that fact as between Lessor and Lessee.

          18. NOTICES. Any notice or demand which Lessor may desire to give to Lessee shall be mailed or served at Lessee's main office, Sixth and Broadway, San Diego, California, attention of its cashier, or at such other address as Lessee may designate in writing; all notices which Lessee may desire to give to Lessor shall be served on Lessor or mailed to him at 3343 Sterne, San Diego, California.

          19. TIME OF ESSENCE. Time is of the essence of each and all of the terms and conditions of this lease. Except as otherwise herein expressly provided, all agreements and provisions herein contained are binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.

          20. COMPLETE AGREEMENT. This lease contains a complete expression of the agreement between the parties hereto, and there are no promises, representations, agreements, warranties or inducements except such as are herein fully set forth. No alterations of any of the terms, covenants, provisions or conditions shall be binding unless reduced to writing and signed by the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have signed this lease this 1 day of November, 1961.


                                          /s/ John Rabusha
                                  ----------------------------------------
                                             John Rabusha
                                                                   LESSOR

                                  SAN DIEGO TRUST & SAVINGS BANK,
                                  a California banking corporation


                                            /s/ [ILLEGIBLE]
                                  ----------------------------------------
                                        Its Vice President and Comptroller


                                            /s/ [ILLEGIBLE]
                                  ----------------------------------------
                                        Its Assistant Secretary
                                                                   LESSEE

                                   EXHIBIT A-2
                                    (LEASE 2)





                                   EXHIBIT A-2

                                    L E A S E


          THIS LEASE, made and entered into by and between EARL GERALD GILDEA and THENA PEARCE GILDEA, hereinafter referred to as Lessors, and SAN DIEGO TRUST & SAVINGS BANK, a California banking corporation, hereinafter referred to as Lessee.

                               W I T N E S S E T H:

          WHEREAS, on July 13, 1961, Lessors granted to Lessee, for and in
consideration of the sum of                         , an option to lease
certain premises hereinafter described on the terms therein set forth; and

          WHEREAS, Lessee has heretofore exercised said option and the parties are desirous of entering into a lease of said premises on the terms set forth in said option and such other terms as are herein set forth;

          NOW, THEREFORE, IT IS MUTUALLY AGREED between the parties, as follows:

          1. DESCRIPTION OF PREMISES. The Lessors hereby lease to the Lessee, and the Lessee hires from the Lessors, on the terms and conditions hereinafter set forth, those certain premises with the appurtenances, situated in the city of San Diego, county of San Diego, state of California, described as follows:

              That certain real property legally described as Lots 10, 11 and 12, Block 29, La Jolla Park, 75' x 140' to 20' Alley.

          2. TERM. The term of this lease shall be for sixty-five (65) years, commencing November 1, 1961. Lessee is hereby granted an option to renew this lease for a further term of thirty-four (34) years upon each and all of the same terms and conditions as herein contained. Written notice of Lessee's intention to renew this lease shall be given to Lessors at least thirty (30) days prior to the expiration of this lease.

          3. RENT. Lessee shall pay to Lessors, in advance, on the first day of each and every month commencing November 1, 1961, the sum of as base rent. Said base rent shall be adjusted every three (3) years on the anniversary date hereof, upwards only in proportion that the then current U. S. Department of Labor Index of Consumer Commodity Prices (all commodities) in the Los Angeles area for the immediately preceding calendar quarter exceeds the U. S. Department of Labor Index of Consumer Commodity Prices (all commodities) in the Los Angeles area for the quarter immediately preceding the commencement of this lease. It is agreed
that the sum of                                     heretofore paid by Lessee
to Lessors for the above described option shall be credited and applied on the rent due hereunder November 1, 1961. Lessee agrees to pay to Lessors upon
execution of this lessor the sum of                                    which
sum shall apply as base rental for the last year of the term of this lease.

          4. FIRST REFUSAL. In the event Lessors should desire to sell the leased premises during the term of this lease or any extended term, Lessors shall submit to Lessee in writing any bona fide offer received by Lessors, which writing shall name the offeror, the amount offered, and any other condition of the offer. Lessee shall thereafter have the right, for fifteen
(15) days, in which to purchase the said premises upon the same terms and conditions as contained in said offer. In the event Lessee should fail to exercise the right to purchase within said fifteen
(15) days, Lessors shall then be free to sell said premises to said offeror, however, the said premises shall not be sold for a less amount or upon more favorable terms and conditions than contained in said offer submitted to Lessee without Lessors again offering the same to Lessee. The right and privilege contained in this paragraph for the purchase of the leased premises shall only apply to Lessee or a successor bank.

          5. CONSTRUCTION OF IMPROVEMENTS. Upon execution and commencement of this lease. Lessee shall have the right at its sole cost and expense to demolish, raze, and/or remove any or all of the existing improvements now situate on the subject property, and in such event shall have the right and be obligated to construct or cause to be constructed such other improvements as Lessee may desire. The Lessors may remain in possession of the buildings situated on the property and retain the rates collected therefrom for ninety
(90) days from the commencement date of this lease, and shall remove themselves therefrom forthwith upon the expiration and said ninety (90) day period. Further, it is understood and agreed that in the event the Superintendent of Banks for the State of California and the Federal Deposit Insurance Corporation fail to authorize Lessee to establish and maintain a branch of its bank upon the aforesaid described property, that Lessee shall have the right and option to cancel this lease upon the giving of ten (10) days' notice in writing, and in the event of such cancellation the last year's rent deposited hereunder by Lessee shall be returned to Lessee by Lessors. It is understood in this connection that Lessee shall use its best efforts to secure such permits. In no event shall Lessee demolish, raze, and/or remove any or all of the existing improvements now situate on the subject property until such permits have been obtained.

          6. TAXES AND UTILITIES. Lessee agrees to pay when due all charges for water, light, cleaning and the like used on the leased premises or any part thereof during the term of this lease, and Lessee further agrees to pay when due all license fees and any and all taxes on the land, improvements, and personal property that may be levied by any taxing authority upon the real and personal property located in or upon the said leased premises or upon the business conducted thereon, provided that the Lessee shall not be required to pay any income, estate, or inheritance tax of the Lessors that might be levied against said leased premises, which Lessors shall promptly pay. Lessee shall have the right to contest or protest any tax, assessment or charge against said property. All taxes to be paid by the Lessee on the leased premises shall be prorated as of the date of commencement of this lease. Within thirty (30) days after the receipt of any and all tax bills levied by any taxing authority against the leased premises, the Lessors shall mail such tax bills to the cashier of the San Diego Trust & Savings Bank, who shall pay such taxes on or before the date due and mail the receipted tax bills within thirty (30) days after payment to the Lessors, who shall retain such bills in their records.

          7. LIABILITY INSURANCE. Lessee agrees to secure and maintain in force, at its own expense, during the term of this lease, a policy of owner, landlord and tenant liability insurance, indemnifying and protecting Lessors against any and all claims for injuries or damages suffered or alleged to have been suffered by a person or persons while in or about the leased premises, with limits of liability of $100,000 for one person and $300,000 for any one accident involving more than one person, arising from any and all demands, loss or liability resulting at any time or times from the injury to or the death of any person or persons, or from damage to any and all property occurring from the negligence or other fault of Lessee in or about the leased premises or in connection with the use of the street or sidewalk adjoining said premises. The said insurance shall be carried in a company acceptable to Lessors, and a copy of said policy shall be delivered to Lessors. Lessee further agrees to carry property damage insurance in the amount of $10,000 indemnifying both Lessors and Lessee from any and all claims of property damage. Said policy shall be carried in a company [ILLEGIBLE] to Lessors, and a copy of said policy shall be delivered to [ILLEGIBLE].

          8. HOLDING OVER. Lessee agrees that should it hold over the leased premises or any part thereof after the expiration of the term, unless otherwise agreed in writing, such holdover shall constitute a tenancy from month to month only, and Lessee shall pay the then reasonable value of the use and occupation of the leased premises, which shall not be less than the rent herein reserved.

          9. DEFAULT. Lessee agrees that should default be made in the payment of the rent herein reserved or should Lessee fail to faithfully perform or observe any other covenant, condition or agreement herein contained on the part of the Lessee to be performed, and should such default continue for a period of ten (10) days after written notice thereof, or should the leased premises be vacated or abandoned, then Lessors may, at their option, either (1) enter upon and repossess the leased premises and terminate this lease and all rights of the Lessee herein in and to the leased premises, or (2) re-enter the leased premises and, as agent of the Lessee, rent the same or any part thereof for the remainder of the term, applying such rentals first to the payment of such expenses as the Lessors may have been put to in re-entering, repossessing and reletting the premises, including costs and attorneys' fees, and the balance to the payment of the rent and the fulfillment of each of the covenants, conditions and agreements herein contained, and Lessee agrees that such action on the part of the Lessors will not release Lessee from any liability which would otherwise attach or [ILLEGIBLE] the provisions of this lease, or for any loss, damage or liability which Lessors may suffer during the remainder of the term of this lease by reason of such breach, and the failure of Lessee to thereafter perform the covenants and conditions hereof, whether the premises remain vacant or be rented. In the event of any breach of this lease. Lessors may pursue either of the foregoing remedies, or Lessors may pursue or seek any other remedy or enforce any right to which they may be by law entitled.

          10. LITIGATION. In the event of any litigation between the Lessee and Lessors to enforce any provision of this lease or any right of either party hereto, the unsuccessful party to such litigation agrees to pay to the successful party all costs and expenses, including reasonable attorneys' fees, incurred thereby by the successful party, all of which shall be included in and as a part of the judgment rendered in such litigation. If either Lessors or Lessee, without fault on its part, is made a party to any litigation instituted by or against the other, such other party shall indemnify the Lessors or Lessee, as the case may be, who, without fault, has been made a party to such action, against and save it harmless from all costs and expenses, including reasonable attorneys' fees incurred by it in connection with such litigation except costs and expenses, if any, which are recoverable from other parties to the litigation.

          11. REMOVAL OF FIXTURES. The Lessee may remove all trade fixtures and movable furniture, including but not limited to vault doors, safety deposit boxes, counters, signs, and banking fixtures installed on the demised premises by Lessee at any time during the term of this lease and at the expiration or termination of this lease or any renewal term hereof, provided that same may be removed without damage to the building, and if damage is caused by such removal, Lessee agrees to repair such damage at its own cost forthwith.

          12. USE OF PREMISES; ASSIGNMENT AND SUBLETTING. The premises are leased to the Lessee for the purpose of conducting the business of a bank and/or such other businesses as are permitted under the existing zoning laws or other zone or zones as may be established from time to time. Lessee shall not assign this lease without the written consent of Lessors, but such consent shall not be unreasonable withheld. In the event of such assignment. Lessee shall not be relieved of liability hereunder. Lessee shall have the right, however, without Lessors' consent to sublet all or any portion of the premises, and any such sublessees of such premises shall have the right to use the premises for any lawful purposes.

          13. CONDITION OF PREMISES. Lessee covenants and agrees that it has examined and knows the condition of the leased premises herein and accepts the same in their present condition and acknowledges that no statement or representation as to the condition or repair of said premises has been made by the Lessors or by any person for them prior to or contemporaneously with the execution of this lease.

          14. WASTE; QUIET CONDUCT. Lessee shall not commit, or suffer to be committed, any waste upon the said premises, or any nuisance.

          15. REPAIRS. Lessee shall, at its sole cost, keep and maintain said premises and appurtenances and every part thereof, including windows and skylights, sidewalks adjacent to said premises, any store front and the interior of the premises, in good and sanitary order, condition, and repair, hereby waiving all right to make repairs at the expense of Lessors as provided in Section 1942 of the Civil Code of the State of California, and all rights provided for by Section 1941 of said Civil Code.

          16. ACCEPTANCE OF PREMISES AS IS; SURRENDER AT END OF TERM. By entry hereunder, Lessee accepts the premises as being in good and sanitary order, condition and repair and agrees on the last day of said term, or sooner termination of this lease, to surrender unto Lessors all and singular said premises with said appurtenances in as good condition as when received, reasonable use and wear thereof and act of God or by the elements excepted, and to remove all of Lessee's signs from said premises, but shall not be required to restore the premises in any event.

          17. COMPLIANCE WITH LAW. Lessee shall, at its sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessors be parties thereto or not, that Lessee has violated any such ordinance or statute in the use of the premises shall be conclusive of that fact as between Lessors and Lessee.

          18. NOTICES. Any notice or demand which Lessors may desire to give to Lessee shall be mailed or served at Lessee's main office, Sixth and Broadway, San Diego, California, attention of its cashier, or at such other address as Lessee may designate in writing; all notices which Lessee may desire to give to Lessors shall be served on Lessors or mailed to them at

                   7743 Girard, La Jolla, California
-------------------------------------------------------------------------------

          19. TIME OF ESSENCE. Time is of the essence of each and all of the terms and conditions of this lease. Except as otherwise herein expressly provided, all agreements and provisions herein contained are binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.

          20. COMPLETE AGREEMENT. This lease contains a complete expression of the agreement between the parties hereto, and there are no promises, representations, agreements, warranties or inducements except such as are herein fully set forth. No alterations of any of the terms, covenants, provisions or conditions shall be binding unless reduced to writing and signed by the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have signed this lease this 1 day of November, 1961.


                                                /s/ Earl Gerald Gildea
                                           ---------------------------------
                                                   Earl Gerald Gildea

                                                /s/ Thena Pearce Gildea
                                           ---------------------------------
                                                   Thena Pearce Gildea
                                                                     LESSORS

                                            SAN DIEGO TRUST & SAVINGS BANK.
                                            a California banking corporation

                                            By   /s/ [ILLEGIBLE]
                                              ----------------------------------
                                              Its VICE PRESIDENT AND COMPTROLLER

                                            By   /s/ [ILLEGIBLE]
                                              ----------------------------------
                                              Its ASSISTANT SECRETARY
                                                                          LESSEE

[STAMP ILLEGIBLE]


                                   L E A S E
                                  -----------
                                  (Short Form)


          THIS LEASE, made and entered into as of the 31st day of October, 1961, by and between EARL GERALD and THENA PEARCE GILDEA, hereinafter referred to as Lessors, and SAN DIEGO TRUST & SAVINGS BANK, a California banking corporation, hereinafter referred to as Lessee.

                              W I T N E S S E T H:

          1. That, for the rents and upon the terms, covenants and provisions set forth in that certain lease of even date herewith (hereinafter called "said Lease"), between Lessors and Lessee, Lessors have demised, leased and let, and do hereby demise, lease and let unto Lessee for a term of sixty-five (65) years, commencing November 1, 1961, with [ILLEGIBLE] renew said lease for a further term of thirty-four (34) years, these certain premises with the appurtenances, situated in the city of San Diego, county of San Diego, state of California, described as follows:

          That certain real property legally described as Lots 10, 11, and 12. Block 29, La Jolla Park, 75' x 140' to 20' Alley.

          2. That said Lease and each and all of the terms, covenants, and provisions thereof are by this reference hereby incorporated herein and made a part hereof, the same as though fully set forth herein.

          IN WITNESS WHEREOF, Lessors and Lessee have caused their respective names and seals to be affixed hereunto as of the day and year first above written.

                                                 /s/ Earl Gerald Gildea
                                            ------------------------------------
                                                    Earl Gerald Gildea

                                                 /s/ Thena Pearce Gildea
                                            ------------------------------------
                                                    Thena Pearce Gildea
                                                                         Lessors


                                            SAN DIEGO TRUST & SAVINGS BANK.
                                            a California banking corporation

                                            By   /s/ [ILLEGIBLE]
                                              ----------------------------------
                                              Its Vice President and Comptroller

                                            By   /s/ [ILLEGIBLE]
                                              ----------------------------------
                                              Its Assistant Secretary
                                                                          Lessee

STATE OF CALIFORNIA |
                    |SS
COUNTY OF SAN DIEGO |

          On this 31st day of October, 1961, before me, the undersigned, a notary public in and for said county and state, personally appeared EARL
GERALD GILDEA and                     , known to me to be the persons whose
names are subscribed to the within instrument, and acknowledged that they executed the same.

                                                                 [SEAL]
                                                  /s/ Catherine A. Bovee
                                          --------------------------------------
                                               Notary Public in and for said
                                                      County and State
                                                     (Catherine A. Bovee)
                                              My Commission Expires May 18, 1983


STATE OF CALIFORNIA |
                    |SS
COUNTY OF SAN DIEGO |

          On this 8th day of November, 1961, before me, the undersigned, a notary public in and for said county and state, personally appeared A. L. ANDERSON and [ILLEGIBLE] OLSON, known to me to be the vice president and comptroller and the assistant secretary, respectively, of the corporation that executed the foregoing instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the same pursuant to its bylaws or a resolution of its Board of Directors.

          WITNESS my hand and official seal.

                                                                 [SEAL]
                                                  /s/ Leona M. Woods
                                                  Leona M. Woods
                                          --------------------------------------
                                               Notary Public in and for said
                                                      County and State
                                                         [ILLEGIBLE]

STATE OF CALIFORNIA    )
                       ), ss
COUNTY OF SAN FRANCISCO)

          On this 1st day of November, 1961, before me, the undersigned, a notary public in and for said county and state, personally appeared THENA PEARCE GILDEA, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same.

                                                                 [SEAL]
                                                  /s/ [ILLEGIBLE]
                                          --------------------------------------
                                               Notary Public in and for said
                                                      County and State

                                              My Commission Expires 11/17/

                                  EXHIBIT A-3

                                   (LEASE 3)







                                  EXHIBIT A-3

                                   L E A S E
                                   ---------

          THIS LEASE, made and entered into by and between HAROLD J. GILDEA and MARGUERITE E. GILDEA, hereinafter referred to as Lessors, and SAN DIEGO TRUST & SAVINGS BANK, A California banking corporation, hereinafter referred to as Lessee,

                              W I T N E S S E T H:

          WHEREAS, on July 13, 1961, Lessors granted to Lessee, for and in
consideration of the sum of                                               ,
an option to lease certain premises hereinafter described on the terms therein set forth; and

          WHEREAS, Lessee has heretofore exercised said option and the parties are desirous of entering into a lease of said premises on the terms set forth in said option and such other terms as are herein set forth:

          NOW, THEREFORE, IT IS MUTUALLY AGREED between the parties, as follows:

          1. DESCRIPTION OF PREMISES. The Lessors hereby lease to the Lessee, and the Lessee hires from the Lessors, on the terms and conditions hereinafter set forth, those certain premises with the appurtenances, situated in the city of San Diego, county of San Diego, state of California, described as follows:

              That certain real property legally described as Lot 13, Block 29, La Jolla Park, 25' x 140' to
              20" Alley.

          2. TERM. The term of this lease shall be for sixty-five (65) years, commencing November 1, 1961. Lessee is hereby granted an option to renew this lease for a further term of thirty-four (34) years upon each and all of the same terms and conditions as herein contained. Written notice of Lessee's intention to renew this lease shall be given to Lessors at least thirty (30) days prior to the expiration of this lease.

          3.  RENT.  Lessee shall pay to Lessors, in advance, on the first day of each and every month commencing November 1, 1961, the sum of as base rent. Said base rent shall be adjusted
every three (3) years on the anniversary date hereof, upwards only in proportion that the then current U. S. Department of Labor Index of Consumer Commodity Prices (all commodities) in the Los Angeles area for the immediately preceding calendar quarter exceeds the U. S. Department of Labor Index of Consumer Commodity Prices (all commodities) in the Los Angeles area for the quarter immediately preceding the commencement of this lease. It is
agreed that the sum of                           heretofore paid by Lessee to
Lessors for the above described option shall be credited and applied on the rent due hereunder November 1, 1961. Lessee agrees to pay to Lessors upon
execution of this lease the sum of                           , which sum shall
apply as base rental for the last year of the term of this lease.

          4. FIRST REFUSAL. In the event Lessors should desire to sell the leased premises during the term of this lease or any extended term. Lessors shall submit to Lessee in writing any bona fide offer received by Lessors, which writing shall name the offeror, the amount offered, and any other condition of the offer. Lessee shall thereafter have the right, for fifteen
(15) days, in which to purchase the said premises upon the same terms and conditions as contained in said offer. In the event Lessee should fail to exercise the right to purchase within said fifteen (15) days, Lessors shall then be free to sell said premises to said offeror, however, the said premises shall not be sold for a less amount or upon more favorable terms and conditions than contained in said offer submitted to Lessee without Lessors again offering the same to Lessee. The right and privilege contained in this paragraph for the purchase of the leased premises shall only apply to Lessee or a successor bank.

          5. CONSTRUCTION OF IMPROVEMENTS. Upon execution and commencement of this lease, Lessee shall have the right at its sole cost and expense to demolish, raze, and/or remove any or all of the existing improvements now situate on the subject property, and in such event shall have the right and be obligated to construct or cause to be constructed such other improvements as Lessee may desire. The Lessors may remain in possession of the buildings situated on the property and retain the rents collected therefrom for ninety
(90) days from the commencement date of this lease, and shall remove themselves therefrom forthwith upon the expiration of said ninety (90) day period. Further, it is understood and agreed that in the event the Superintendent of Banks of the State of California and the Federal Deposit Insurance Corporation fail to authorize Lessee to establish and maintain a branch of its bank upon the aforesaid described property, that Lessee shall have the right and option to cancel this lease upon the giving of ten (10) days' notice in writing, and in the event of such cancellation the last year's rent deposited hereunder by Lessee shall be returned to Lessee by Lessors. It is understood in this connection that Lessee shall use its best efforts to secure such permits. In no event shall Lessee demolish, raze, and/or remove any or all of the existing improvements now situate on the subject property until such permits have been obtained.

          6. TAXES AND UTILITIES. Lessee agrees to pay when due all charges for water, light, cleaning and the like used on the leased premises or any part thereof during the term of this lease, and Lessee further agrees to pay when due all license fees and any and all taxes on the land, improvements, and personal property that may be levied by any taxing authority upon the real and personal property located in or upon the said leased premises or upon the business conducted thereon, provided that the Lessee shall not be required to pay any income, estate, or inheritance tax of the Lessors that might be levied against said leased premises, which Lessors shall promptly pay. Lessee shall have the right to contest or protest any tax, assessment or charge against said property. All taxes to be paid by the Lessee on the leased premises shall be prorated as of the date of commencement of this lease. Within thirty (30) days after the receipt of any and all tax bills levied by any taxing authority against the leased premises, the Lessors shall mail such tax bills to the cashier of the San Diego Trust & Savings Bank, who shall pay such taxes on or before the date due and mail the receipted tax bills within thirty (30) days after payment to the Lessors, who shall retain such bills in their records.

          7. LIABILITY INSURANCE. Lessee agrees to secure and maintain in force, at its own expense, during the term of this lease, a policy of owner, landlord and tenant liability insurance, indemnifying and protecting Lessors against any and all claims for injuries or damages suffered or alleged to have been suffered by a person or persons while in or about the leased premises, with limits of liability of $100,000 for one person and $300,000 for any one accident involving more than one person arising from any and all demands, loss or liability resulting at any time or times from the injury to or the death of any person or persons, or from damage to any and all property occurring from the negligence or other fault of Lessee in or about the leased premises or in connection with the use of the street or sidewalk adjoining said premises. The said insurance shall be carried in a company acceptable to Lessors, and a copy of said policy shall be delivered to Lessors. Lessee further agrees to carry property damage insurance in the amount of $10,000 indemnifying both Lessors and Lessee from any and all claims of property damage. Said policy shall be carried in a company acceptable to Lessors, and a copy of said policy shall be delivered to Lessors.

          8. HOLDING OVER. Lessee agrees that should it hold over the leased premises or any part thereof after the expiration of the term, unless otherwise agreed in writing, such holdover shall constitute a tenancy from month to month only, and Lessee shall pay the then reasonable value of the use and occupation of the leased premises, which shall not be less than the rent herein reserved.

          10. DEFAULT. Lessee agrees that should default be made in the payment of the rent herein reserved or should Lessee fail to faithfully perform or observe any other covenant, condition or agreement herein contained on the part of the Lessee to be performed, and should such default continue for a period of ten (10) days after written notice thereof, or should the leased premises be vacated or abandoned, then Lessors may, at their option, either (1) enter upon and repossess the leased premises and terminate this lease and all rights of the Lessee herein in and to the leased premises, or (2) re-enter the leased premises and, as agent of the Lessee, rent the same or any part thereof for the remainder of the term, applying such rentals first to the payment of such expenses as the Lessors may have been put to in re-entering, repossessing and reletting the premises, including costs and attorneys' fees, and the balance to the payment of the rent and the fulfillment of each of the covenants, conditions and agreements herein contained, and Lessee agrees that such action on the part of the Lessors will not release Lessee from any liability which would otherwise attach or accrue under the provisions of this lease, or for any loss, damage or liability which Lessors may suffer during the remainder of the term of this lease by reason of such breach, and the failure of Lessee to thereafter perform the covenants and conditions hereof, whether the premises remain vacant or be rented. In the event of any breach of this lease, Lessors may pursue either of the foregoing remedies, or Lessors may pursue or seek any other remedy or enforce any right to which they may be by law entitled.

          10. LITIGATION. In the event of any litigation between the Lessee and Lessors to enforce any provision of this lease or any right of either party hereto, the unsuccessful party to such litigation agrees to pay to the successful party all costs and expenses, including reasonable attorneys' fees, incurred thereby by the successful party, all of which shall be included in and as a part of the judgment rendered in such litigation. If either Lessors or Lessee, without fault on its part, is made a party to any litigation instituted by or against the other, such other party shall indemnify the Lessors or Lessee, as the case may be, who, without fault, has been made a party to such action, against and save it harmless from all costs and expenses, including reasonable attorneys' fees incurred by it in connection with such litigation except costs and expenses, if any, which are recoverable from other parties to the litigation.

          11. REMOVAL OF FIXTURES. The Lessee may remove all trade fixtures and movable furniture, including but not limited to vault doors, safety deposit boxes, counters, signs, and banking fixtures installed on the demised premises by Lessee at any time during the term of this lease and at the expiration or termination of this lease or any renewal term hereof, provided that same may be removed without damage to the building, and if damage is caused by such removal. Lessee agrees to repair such damage at its own cost forthwith.

          12. USE OF PREMISES; ASSIGNMENT AND SUBLETTING. The premises are leased to the Lessee for the purpose of conducting the business of a bank and/or such other businesses as are permitted under the existing zoning laws or other zone or zones as may be established from time to time. Lessee shall not assign this lease without the written consent of Lessors, but such consent shall not be unreasonably withhold. In the event of such assignment, Lessee shall not be relieved of liability hereunder. Lessee shall have the right, however, without Lessors' consent to sublet all or any portion of the premises, and any such sublessees of such premises shall have the right to use the premises for any lawful purposes.

          13. CONDITION OF PREMISES. Lessee covenants and agrees that it has examined and knows the condition of the leased premises herein and accepts the same in their present condition and acknowledges that no statement or representation as to the condition or repair of said premises has been made by the Lessors or by any person for them prior to or contemporaneously with the execution of this lease.

          14. WASTE; QUIET CONDUCT. Lessee shall not commit, or suffer to be committed, any waste upon the said premises, or any nuisance.

          15. REPAIRS. Lessee shall, at its sole cost, keep and maintain said premises and appurtenances and every part thereof, including windows and skylights, sidewalks adjacent to said premises, any store front and the interior of the premises, in good and sanitary order, condition, and repair, hereby waiving all rights to make repairs at the expense of Lessors as provided in Section 1942 of the Civil Code of the State of California, and all rights provided for by Section 1941 of said Civil Code.

          16. ACCEPTANCE OF PREMISES AS IS; SURRENDER AT END OF TERM. By entry hereunder, Lessee accepts the premises as being in good and sanitary order, condition and repair and agrees on the last day of said term, or sooner termination of this lease, to surrender unto Lessors all and singular said premises with said appurtenances in as good condition as when received, reasonable use and wear thereof and act of God or by the elements excepted, and to remove all of Lessee's signs from said premises, but shall not be required to restore the premises in any event.

          17. COMPLIANCE WITH LAW. Lessee shall, at its sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessors be parties thereto or not, that Lessee has violated any such ordinance or statute in the use of the premises shall be conclusive of that fact as between Lessors and Lessee.

          18. NOTICES. Any notice or demand which Lessors may desire to give Lessee shall be mailed or served at Lessee's main office, Sixth and Broadway, San Diego, California, attention of its cashier, or at such other address as Lessee may designate in writing; all notices which Lessee may desire to give to Lessors shall be served on Lessors or mailed to them at

                  3122 McKinley Street, San Diego 4, California
-------------------------------------------------------------------------------

          19. TIME OF ESSENCE. Time is of the essence of each and all of the terms and conditions of this lease. Except as otherwise herein expressly provided, all agreements and provisions herein contained are binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.

          20. COMPLETE AGREEMENT. This lease contains a complete expression of the agreement between the parties hereto, and there are no promises, representations, agreements, warranties or inducements except such as are herein fully set forth. No alterations of any of the terms, covenants, provisions or conditions shall be binding unless reduced to writing and signed by the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have signed this lease this 23 day of October, 1961.


                                                 /s/ Harold J. Gildea
                                            ------------------------------------
                                                    Harold J. Gildea

                                                 /s/ Marguerite E. Gildea
                                            ------------------------------------
                                                    Marguerite E. Gildea
                                                                         LESSORS


                                            SAN DIEGO TRUST & SAVINGS BANK.
                                            a California banking corporation

                                            By   /s/ [ILLEGIBLE]
                                              ----------------------------------
                                              Its VICE PRESIDENT AND COMPTROLLER

                                            By   /s/ [ILLEGIBLE]
                                              ----------------------------------
                                              Its ASSISTANT SECRETARY
                                                                          LESSEE

          19. TIME OF ESSENCE. Time is of the essence of each and all of the terms and conditions of this lease. Except as otherwise herein expressly provided, all agreements and provisions herein contained are binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.

          20. COMPLETE AGREEMENT. This lease contains a complete expression of the agreement between the parties hereto, and there are no promises, representations, agreements, warranties or inducements except such as are herein fully set forth. No alterations of any of the terms, covenants, provisions or conditions shall be binding unless reduced to writing and signed by the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have signed this lease this 23 day of October, 1961.


                                        /s/ Harold J. Gildea
                                        --------------------
                                        Harold J. Gildea


STATE OF CALIFORNIA)
                   )  ss
COUNTY OF SAN DIEGO)


[SEAL]


ON THE 23RD DAY OF OCTOBER 1961 BEFORE ME,

                                  ALMA R. BOYER
-----------------------------------------------------------------------------

A NOTARY PUBLIC IN AND FOR SAID COUNTY AND STATE, PERSONALLY APPEARED

                    HAROLD J. GILDEA AND MARGUERITE E. GILDEA
-----------------------------------------------------------------------------

                                                                 KNOWN TO ME,
----------------------------------------------------------------

-----------------------------------------------------------------------------

TO BE THE PERSONS WHOSE NAMES ARE SUBSCRIBED TO THE WITHIN INSTRUMENT AND ACKNOWLEDGED TO ME THAT SHE EXECUTED THE SAME.

IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL THE DAY AND YEAR IN THIS CERTIFICATE FIRST ABOVE WRITTEN.

                             /s/ Alma R. Boyer
-----------------------------------------------------------------------------
                NOTARY PUBLIC IN AND FOR SAID COUNTY AND STATE.

                                S T A T E M E N T

                                              October 27, 1961
                                              San Diego, California

     The undersigned state that the Lease executed at San Diego, California on April 7, 1960, between JOHN RABUSHA as lessor and CLIFF HANSEN as lessee, covering the property at 7745 Girard Street, La Jolla, California, said property being legally described as Lots 8 and 9 in Block 29 of La Jolla Park, in the City of San Diego State of California, was terminated on the 30th of April, 1961; that all of the construction work and alterations performed, furnished or used in or upon said property, as set forth in the Notice of Non-Responsibility filed by JOHN RABUSHA, was completed; that to the knowledge of the undersigned there are no liens against said property in connection with said work, construction or alterations.


                                        /s/ John Rabusha
                                        --------------------
                                        John Rabusha


                                        /s/ Cliff Hansen
                                        --------------------
                                        Cliff Hansen


STATE OF CALIFORNIA)
                   )  ss
County of San Diego)

     On October 31, 1961, before me, the undersigned, a Notary Public in and for said County and State, personally appeared JOHN RABUSHA and CLIFF HANSEN, known to me to be the persons whose names are subscribed to the within instrument and acknowledged that they execute the same.

     WITNESS my hand and official seal.


                                        /s/ Myron Kaminar
                                        -------------------------------
                                        Myron Kaminar, Notary Public in
                                        and for said County and State